Exhibit 10.32

SECOND AMENDMENT TO THE

AMENDED AND RESTATED PROGRAM AGREEMENT

This Second Amendment to the Program Agreement (as defined below) (this “Amendment”) is dated as of July 19, 2021 (the “Amendment Effective Date”), and is executed by all of the Parties to the Program Agreement. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Program Agreement.

W I T N E S S E T H:

WHEREAS, the parties hereto previously entered into that certain Amended and Restated Program Agreement, dated effective as of November 9, 2018 (as amended or otherwise modified to date, the “Program Agreement”), by and among OPPORTUNITY FINANCIAL, LLC, a Delaware limited liability company (the “Servicer”), OPPORTUNITY FUNDING SPE II, LLC, a Delaware limited liability company (the “Seller”), and MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company (the “Purchaser Agent”); and

WHEREAS, pursuant to Section 7.10 of the Program Agreement, the Program Agreement can be amended in a writing signed by each of the Parties.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A.     Amendment to Program Agreement. The Program Agreement is hereby amended, waived or otherwise altered as follows:

(1)     The Parties agree that the definition of Tangible Net Worth in Section 1.2 of the Program Agreement is hereby amended and restated in its entirety as follows:

“Tangible Net Worth” shall mean, with respect to the Servicer and its Subsidiaries, on a consolidated basis with such Person’s subsidiaries, such Person’s (a) total assets, minus (b) capitalized information technology expenses, capitalized transaction expense and other capitalized expenses, minus (c) prepaid expenses, minus (d) other intangible assets, minus (e) total liabilities (which shall include, without limitation, any non-recourse indebtedness of any Subsidiary), plus (f) the aggregate SPAC Warrants (as defined in the Senior Facility (as amended from time to time)) liability, plus (vii) CSO Reserves.

B.     Miscellaneous.

(1)     This Amendment shall be governed by the laws of the State of New York.

(2)     Paragraph headings are inserted herein for convenience only and do not form a part of this Amendment.

(3)     Except as specifically provided herein, the Program Agreement shall remain in full force and effect.

(4)     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SERVICER:

OPPORTUNITY FINANCIAL, LLC
a Delaware limited liability company

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Its:	CEO

SELLER:

OPPORTUNITY FUNDING SPE II, LLC
a Delaware limited liability company

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Its:	CEO

[Signature Page to Second Amendment to

Amended and Restated Program Agreement]

PURCHASER AGENT:

MIDTOWN MADISON MANAGEMENT LLC
a Delaware limited liability company

By:	/s/ David Aidi
Name:	David Aidi
Its:	Authorized Signatory

[Signature Page to Second Amendment to

Amended and Restated Program Agreement]